Preliminary
                            Marketing Memorandum for:

                                  $[75,000,000]

                            UCFC Funding Corporation
                                   (Depositor)

            Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1997-1















The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the transaction, and not by or as agent for UCFC Funding Corporation or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                            UCFC Funding Corporation
      Manufactured Housing Contract Pass-Through Certificates Series 1997-1


Title of Certificates:  Manufactured Housing Contract Pass-Through
                        Certificates, Series 1997-1

Offered Certificates:   The Class A-1, Class A-2, Class A-3 and Class A-4
                        Certificates (collectively, the "Senior Certificates"), the Class M and the Class B-1 Certificates.

Depositor:              UCFC Funding Corporation, a Louisiana corporation.

Servicer:               United Companies Lending Corporation, a Louisiana
                        corporation, an indirect, wholly-owned subsidiary of United Companies Financial Corporation.

Trustee:                The First National Bank of Chicago

Sole Manager:           Prudential Securities Incorporated

                   Class      Class      Class      Class      Class      Class       | *Class
                     A1         A2         A3         A4         M          B1        |    B2

Amount(000):     [15,100     15,600      10,100     16,950      7,125       6,187     |   3,938]
                                                                                      |
**Coupon:            TBD        TBD         TBD        TBD        TBD         TBD     |     n/a
                                                                                      |
Approx. Price:       TBD        TBD         TBD        TBD        TBD         TBD     |     n/a
                                                                                      |
Yield:               TBD        TBD         TBD        TBD        TBD         TBD     |     n/a
                                                                                      |
Spread:              TBD        TBD         TBD        TBD        TBD         TBD     |     n/a
                                                                                      |
Avg Life:           [1.05]     [3.06]     [5.22]     [11.67]   [10.32]      [7.53]    |     n/a
                                                                                      |
Avg Life:           [1.05]     [3.06]     [5.22]     [10.97]    [9.78]      [7.53]    |     n/a
To Call                                                                               |
                                                                                      |
1st Pmt:           [04/15/97] [04/15/99] [06/15/01] [12/15/03] [04/15/02] [04/15/02]  |     n/a

                                                                                      |
Exp Mat:           [04/15/99] [06/15/01] [12/15/03] [01/15/18] [01/15/18] [12/15/07]  |     n/a
                                                                                      |
To 10% Call:       [04/15/99] [06/15/01] [12/15/03] [07/15/11] [07/15/11] [12/15/07]  |     n/a
                                                                                      |
Final Mat:         [06/15/04] [01/15/09] [09/15/13] [06/15/28] [06/15/28] [01/15/17]  |     n/a
                                                                                      |
Pymt Delay:         14 Days    14 Days    14 Days     14 Days   14 Days    14 Days    |     n/a
                                                                                      |
Dated Date:         03/1/97    03/1/97    03/1/97     03/1/97   03/1/97    03/1/97    |     n/a
                                                                                      |
Int. Pymt:          Monthly    Monthly    Monthly     Monthly   Monthly    Monthly    |     n/a
                                                                                      |
1st Pymt Date:      04/15/97   04/15/97   04/15/97    04/15/97  04/15/97   04/15/97   |     n/a
                                                                                      |
Rating:             Aaa/AAA    Aaa/AAA    Aaa/AAA     Aaa/AAA   Aa3/AA-    Baa2/BBB   |   Ba1/BBB
(Moody's/Fitch)




*    NOTE: THE CLASS B-2 CERTIFICATES ARE NOT BEING OFFERED **

** PAYMENT OF INTEREST EACH MONTH ON ALL CLASSES OF CERTIFICATES IS SUBJECT TO A MAXIMUM RATE EQUAL TO THE WEIGHTED AVERAGE OF THE NET CONTRACT RATES (DEFINED BELOW) RELATING TO SUCH REMITTANCE DATE.

Pricing Date:            TBD

Closing Date:            Settlement with Investors will be on or about March 31,
                         1997.

Cut-Off Date:            The opening of business on March 1, 1997.

Prepayment Speed:        [175]% MHP

Net Contract Rate:       The Net Contract Rate of a Contract equals the rate of
                         interest then borne by such Contract minus [0.508]% per annum (the "Expense Fee Rate")

Remittance Date:         The 15th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning in April, 1997.

Interest Accrual:        The "Interest Accrual Period" for each Class of
                         Certificates will be the calendar month preceding the month of such Remittance Date. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Originators:             The Contracts were, and any Subsequent Contracts will
                         have been, originated or purchased by United Companies
                         Funding, Inc. ("UCFI"), United Companies or UNICOR

                         Mortgage, Inc. ("UNICOR," and collectively with UCFI and United Companies, the "Originators") Each Originator is a Louisiana corporation and an affiliate of the Depositor.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                            UCFC Funding Corporation
      Manufactured Housing Contract Pass-Through Certificates Series 1997-1


Credit Enhancement:      SUBORDINATION:    Expected subordination levels as a %
                                           of the total Certificates:
                                           Class A1-A4:   Aaa/AAA        23.00%
                                           Class M:       Aa3/AA-        13.50%
                                           Class B-1:     Baa2/BBB        5.25%

                         EXCESS SERVICING: The Class R Certificate (not offered) represents excess servicing on the Contracts and is the first loss piece. The Class R Certificate is subordinated to the Regualar Certificates on a monthly basis.


Expected Collateral
Delivery at Closing:     Approximately $[69,000,000]

Pre-Funding Account:     On the Closing Date, the Trustee will establish and
                         thereafter maintain with itself a trust account (the
                         "Pre-Funding Account"). On the Closing date, approximately $[6,000,000] in cash (the "Pre-Funded
                         Amount") will be deposited in the Pre-Funding Account any may be used only to (i) acquire additional manufactured housing installment sales contracts and manufactured housing installment loan agreements
                         (collectively, the "Subsequent Contracts") and (ii) make accelerated payments of principal on the Senior
                         Certificates. During the period (the "Pre-Funding
                         Period") from the Closing Date to the earliest to occur of (i) the Funding Termination Date (defined below),
                         (ii) an Event of Default under the Agreement and (iii)
                         [May] 15, 1997, amounts on deposit in the Pre-Funding
                         Account may be withdrawn from time to time to acquire
                         Subsequent Contracts in accordance with the Agreement.
                         The "Funding Termination Date" will be the date on which the Pre Funded amount has been reduced to less than $100,000. Any Pre-Funded amount remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be distributed on the Remittance Date at or immediately following the end of such Pre- Funding Period to the Classes of Senior Certificates then entitled to distributions of principal.










THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                            UCFC Funding Corporation
      Manufactured Housing Contract Pass-Through Certificates Series 1997-1


Priority of
Distrbutions:            On each Remittance Date, the Trustee will distribute
                         out of the Certificate Account, the following amounts in the following order of priority, in each case, to the extent of the remaining Amount Available:

                         (i)  to the Trustee, the Trustee Fee;

                         (ii) concurrently, to each Class of Senior
                              Certificates, the related Class Interest
                              Distribution Amount, any shortfall being allocated on a pro rata basis in accordance with the respective Class Interest Disbribution Amount for each such Class;

                        (iii) sequentially to the Class A-1, Class A-2, Class
                              A-3 and Class A-4 Certificates, in that order, an amount up to the Senior Principal Disbribution Amount, until the respective Class Certificate Balances are reduced to zero;

                         (iv) to the Class M Certificates, the Class Interest
                              Distribution Amount;

                         (v)  to the Class M Certificates, an amount up to the

                              Class M Principal Distribution Amount, until the Class M Certificate Balance is reduced to zero;

                         (vi) to the Class B-1 Certificates, the Class Interest
                              Distribution Amount;

                        (vii) to the Class B-1 Certificates, an amount up to
                              the Class B Percentage of the Formula Principal Distribution Amount, until the Class B-1 Certificate Balance is reduced to zero;

                       (viii) to the Class B-2 Certificates, the Class
                              Interest Distribution Amount;

                         (ix) to the Class B-2 Certificates, an amount up to the
                              Class B-2 Principal Distribution Amount, until the Class B-2 Certificate Balance is reduced to zero;

                         (x) [to the Guarantor of the Class B-2 Certificates, any unreimbursed Guarantee Payments with respect to the Class B-2 Certificates];

                         (xi) to the Class R Certificates, any remaining Amount
                              Available.


                         Distributions of principal of the Class M and Class B-1 Certificates will not commence until at least the Remittance Date in April 2002 unless the aggregate Class Certificate Balance of the Senior Certificates is reduced to zero prior thereto. After such Remittance Date, distributions of principal of the Class M and/or Class B-1 Certificates will only be made if certain performance tests are satisfied, unless the aggregate Class Certificate Balance of the Senior Certificates, and, in the case of the Class B-1 Certificates, the Class Certificate Balance of the Class M Certificates is reduced to zero.

                         -----------------------------------------------------
                         |               |             |         |           |
                         |      A1       |      A2     |  A3     |       A-4 |
                         |---------------|-------------|---------|-----------|
                         |                 |                                 |
                         |                 |                  M              |
                         |5 year lockout   |_________________________________|
                         |                 |                 |               |
                         |                 |        B-1      |      B-2      |
                         |-----------------|-----------------|---------------|


Performance Test:        The Average 60-Day Delinquency Ratio is less than or
                         equal to 5%; the Average 30-Day Delinquency Ratio is less than or equal to 7%; the Current Realized Loss

                         Ratio is less than or equal to 2.75%; and the Cumulative Realized Losses are less than or equal to the applicable percentage of the Aggregate Cut-off Date Pool Principal Balance set forth below:

                                Remittance Date During           Percentage
                                ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~ ~~~~~~~~~~
                                April 1, 2002 - March 31, 2003       7%
                                April 1, 2003 - March 31, 2004       8%
                                April 1, 2004 and thereafter         9%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                            UCFC Funding Corporation
      Manufactured Housing Contract Pass-Through Certificates Series 1997-1


Optional Termination:    The Servicer has the option to purchase from the Trust
                         all remaining Contracts and all other property in the Trust on any Remittance Date when the Pool Principal
                         Balance is less than 10% of the Aggregate Cut-off Date
                         Pool Principal Balance.


Auction Sale:            If the Servicer does not exercise its optional
                         termination right within ninety days after the Servicer
                         Optional Termination Date, the Trustee will solicit bids for the purchase of all Contracts remaining in the Trust. In the event that satisfactory bids are received as described in the Pooling and Servicing Agreement, the net sale proceeds will be distributed to Certificateholders in the same order of priority as collections received in respect of the Contracts. If satisfactory bids are not received, the Trustee will not sell the Contracts and will not solicit any further bids or otherwise negotiate any further sale of the Contracts.


ERISA Considerations:    It is believed that the Senior Certificates will be
                         ERISA eligible AFTER the pre-funding period. However, investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.


                         The Class M and B-1 Certificates will NOT be ERISA eligible.

SMMEA Considerations:    Upon termination of the Pre-Funding Period, the Senior
                         Certificates and the Class M Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of
                         1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and, as such , will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA.

                         The Class B-1 Certificates will NOT constitute "mortgage related securities" for purposes of SMMEA.


Prospectus:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus") Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $15,100,000.00                                                                  DATED DATE: 03/01/97
          COUPON:  6.535%                                 ucfcmh71                             FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $15,100,000.00                 BOND A1 PRICE-YIELD TABLE                  YIELD TABLE DATE: 03/31/97

                                                    PREPAYMENT SPEED
           PRICING SPEED
                  175.0%     125.00%     150.00%     200.00%     225.00%     250.00%     275.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         6.601       6.606       6.604       6.599       6.597       6.595       6.592

     99-24+        6.585       6.593       6.589       6.582       6.578       6.574       6.570
     99-25         6.569       6.580       6.575       6.564       6.559       6.553       6.548
     99-25+        6.553       6.567       6.560       6.546       6.540       6.533       6.525
     99-26         6.537       6.555       6.546       6.529       6.520       6.512       6.503
     99-26+        6.522       6.542       6.532       6.511       6.501       6.491       6.481
     99-27         6.506       6.529       6.517       6.494       6.482       6.471       6.459
     99-27+        6.490       6.516       6.503       6.476       6.463       6.450       6.437

     99-28         6.474       6.503       6.488       6.459       6.444       6.429       6.414
     99-28+        6.458       6.491       6.474       6.441       6.425       6.409       6.392
     99-29         6.442       6.478       6.460       6.424       6.406       6.388       6.370
     99-29+        6.426       6.465       6.445       6.406       6.387       6.367       6.348
     99-30         6.410       6.452       6.431       6.389       6.368       6.347       6.325
     99-30+        6.394       6.439       6.416       6.371       6.349       6.326       6.303
     99-31         6.378       6.427       6.402       6.354       6.330       6.305       6.281
     99-31+        6.362       6.414       6.388       6.336       6.311       6.285       6.259

    100-00         6.346       6.401       6.373       6.319       6.292       6.264       6.237
    100-00+        6.330       6.388       6.359       6.301       6.273       6.244       6.215
    100-01         6.314       6.375       6.345       6.284       6.254       6.223       6.192
    100-01+        6.298       6.363       6.330       6.266       6.235       6.202       6.170
    100-02         6.282       6.350       6.316       6.249       6.215       6.182       6.148
    100-02+        6.267       6.337       6.302       6.231       6.196       6.161       6.126
    100-03         6.251       6.324       6.287       6.214       6.177       6.141       6.104
    100-03+        6.235       6.312       6.273       6.197       6.158       6.120       6.082

    100-04         6.219       6.299       6.259       6.179       6.139       6.100       6.060
    100-04+        6.203       6.286       6.244       6.162       6.120       6.079       6.038
    100-05         6.187       6.273       6.230       6.144       6.102       6.059       6.015
    100-05+        6.171       6.261       6.216       6.127       6.083       6.038       5.993
    100-06         6.155       6.248       6.201       6.109       6.064       6.018       5.971
    100-06+        6.139       6.235       6.187       6.092       6.045       5.997       5.949
    100-07         6.124       6.222       6.173       6.075       6.026       5.976       5.927
    100-07+        6.108       6.210       6.158       6.057       6.007       5.956       5.905

First Payment      0.042       0.042       0.042       0.042       0.042       0.042       0.042
Average Life       1.051       1.324       1.171       0.954       0.873       0.804       0.745
Last Payment       2.042       2.542       2.208       1.875       1.708       1.542       1.458
Mod.Dur. @ 100-00  0.976       1.215       1.082       0.889       0.816       0.754       0.701






THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $15,600,000.00                                                                  DATED DATE: 03/01/97
          COUPON:  6.805%                                 ucfcmh71                             FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $15,600,000.00                 BOND A2 PRICE-YIELD TABLE                  YIELD TABLE DATE: 03/31/97

                                          PREPAYMENT SPEED
           PRICING SPEED
                  175.0%     125.00%     150.00%     200.00%     225.00%     250.00%     275.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         6.889       6.892       6.891       6.888       6.887       6.886       6.885
     99-24+        6.884       6.887       6.885       6.882       6.880       6.878       6.877
     99-25         6.878       6.882       6.880       6.875       6.873       6.871       6.869
     99-25+        6.872       6.878       6.875       6.869       6.866       6.863       6.861
     99-26         6.866       6.873       6.869       6.863       6.859       6.856       6.853
     99-26+        6.860       6.868       6.864       6.856       6.852       6.849       6.845
     99-27         6.854       6.863       6.859       6.850       6.845       6.841       6.837
     99-27+        6.848       6.859       6.854       6.843       6.838       6.834       6.829

     99-28         6.843       6.854       6.848       6.837       6.832       6.826       6.821
     99-28+        6.837       6.849       6.843       6.831       6.825       6.819       6.813
     99-29         6.831       6.844       6.838       6.824       6.818       6.811       6.805
     99-29+        6.825       6.840       6.832       6.818       6.811       6.804       6.797
     99-30         6.819       6.835       6.827       6.812       6.804       6.796       6.789
     99-30+        6.813       6.830       6.822       6.805       6.797       6.789       6.781
     99-31         6.808       6.825       6.816       6.799       6.790       6.781       6.773
     99-31+        6.802       6.821       6.811       6.792       6.783       6.774       6.765

    100-00         6.796       6.816       6.806       6.786       6.776       6.766       6.757
    100-00+        6.790       6.811       6.801       6.780       6.769       6.759       6.749
    100-01         6.784       6.806       6.795       6.773       6.762       6.751       6.741
    100-01+        6.778       6.802       6.790       6.767       6.755       6.744       6.733
    100-02         6.773       6.797       6.785       6.760       6.748       6.736       6.725
    100-02+        6.767       6.792       6.779       6.754       6.741       6.729       6.717
    100-03         6.761       6.787       6.774       6.748       6.735       6.722       6.709
    100-03+        6.755       6.783       6.769       6.741       6.728       6.714       6.701

    100-04         6.749       6.778       6.764       6.735       6.721       6.707       6.693
    100-04+        6.743       6.773       6.758       6.729       6.714       6.699       6.685
    100-05         6.738       6.768       6.753       6.722       6.707       6.692       6.677
    100-05+        6.732       6.764       6.748       6.716       6.700       6.684       6.669
    100-06         6.726       6.759       6.742       6.709       6.693       6.677       6.661
    100-06+        6.720       6.754       6.737       6.703       6.686       6.669       6.653
    100-07         6.714       6.749       6.732       6.697       6.679       6.662       6.645
    100-07+        6.708       6.745       6.727       6.690       6.672       6.655       6.637

First Payment      2.042       2.542       2.208       1.875       1.708       1.542       1.458
Average Life       3.056       3.866       3.414       2.768       2.531       2.333       2.165
Last Payment       4.208       5.292       4.708       3.792       3.458       3.208       2.958
Mod.Dur. @ 100-00  2.660       3.274       2.935       2.433       2.243       2.081       1.943








THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $10,100,000.00                                                                  DATED DATE: 03/01/97
          COUPON:  7.050%                                 ucfcmh71                             FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $10,100,000.00                 BOND A3 PRICE-YIELD TABLE                  YIELD TABLE DATE: 03/31/97

                                          PREPAYMENT SPEED
           PRICING SPEED
                  175.0%     125.00%     150.00%     200.00%     225.00%     250.00%     275.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         7.144       7.146       7.145       7.143       7.142       7.141       7.140
     99-24+        7.140       7.143       7.142       7.139       7.137       7.136       7.135
     99-25         7.136       7.140       7.139       7.134       7.133       7.131       7.129
     99-25+        7.133       7.137       7.135       7.130       7.128       7.126       7.124
     99-26         7.129       7.134       7.132       7.126       7.124       7.121       7.119
     99-26+        7.125       7.131       7.129       7.122       7.119       7.117       7.114
     99-27         7.122       7.128       7.125       7.118       7.115       7.112       7.109
     99-27+        7.118       7.125       7.122       7.114       7.110       7.107       7.104

     99-28         7.114       7.122       7.119       7.110       7.106       7.102       7.098
     99-28+        7.111       7.119       7.116       7.106       7.101       7.097       7.093
     99-29         7.107       7.116       7.112       7.102       7.097       7.092       7.088
     99-29+        7.103       7.113       7.109       7.097       7.092       7.088       7.083
     99-30         7.099       7.110       7.106       7.093       7.088       7.083       7.078
     99-30+        7.096       7.107       7.103       7.089       7.083       7.078       7.073
     99-31         7.092       7.104       7.099       7.085       7.079       7.073       7.067
     99-31+        7.088       7.101       7.096       7.081       7.074       7.068       7.062

    100-00         7.085       7.098       7.093       7.077       7.070       7.064       7.057
    100-00+        7.081       7.096       7.090       7.073       7.066       7.059       7.052
    100-01         7.077       7.093       7.086       7.069       7.061       7.054       7.047
    100-01+        7.074       7.090       7.083       7.064       7.057       7.049       7.042
    100-02         7.070       7.087       7.080       7.060       7.052       7.044       7.037
    100-02+        7.066       7.084       7.077       7.056       7.048       7.040       7.031
    100-03         7.063       7.081       7.073       7.052       7.043       7.035       7.026
    100-03+        7.059       7.078       7.070       7.048       7.039       7.030       7.021


    100-04         7.055       7.075       7.067       7.044       7.034       7.025       7.016
    100-04+        7.051       7.072       7.063       7.040       7.030       7.020       7.011
    100-05         7.048       7.069       7.060       7.036       7.025       7.016       7.006
    100-05+        7.044       7.066       7.057       7.032       7.021       7.011       7.001
    100-06         7.040       7.063       7.054       7.028       7.016       7.006       6.995
    100-06+        7.037       7.060       7.050       7.023       7.012       7.001       6.990
    100-07         7.033       7.057       7.047       7.019       7.007       6.996       6.985
    100-07+        7.029       7.054       7.044       7.015       7.003       6.992       6.980

First Payment      4.208       5.292       4.708       3.792       3.458       3.208       2.958
Average Life       5.215       6.872       6.081       4.583       4.149       3.813       3.526
Last Payment       6.708       8.792       7.875       5.708       4.875       4.542       4.125
Mod.Dur. @ 100-00  4.205       5.242       4.761       3.779       3.473       3.228       3.014








THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $16,950,000.00                                                                  DATED DATE: 03/01/97
          COUPON:  7.500%                                 ucfcmh71                             FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $16,950,000.00                 BOND A4 PRICE-YIELD TABLE                  YIELD TABLE DATE: 03/31/97

                                          PREPAYMENT SPEED

                                           *** TO CALL ***
           PRICING SPEED
                  175.0%     125.00%     150.00%     200.00%     225.00%     250.00%     275.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         7.609       7.610       7.610       7.609       7.608       7.607       7.606
     99-24+        7.607       7.608       7.608       7.606       7.605       7.604       7.603
     99-25         7.605       7.607       7.606       7.604       7.603       7.601       7.600
     99-25+        7.603       7.605       7.604       7.602       7.600       7.599       7.597
     99-26         7.601       7.603       7.602       7.599       7.598       7.596       7.594
     99-26+        7.598       7.601       7.600       7.597       7.595       7.593       7.591

     99-27         7.596       7.599       7.598       7.594       7.592       7.590       7.588
     99-27+        7.594       7.597       7.596       7.592       7.590       7.587       7.585

     99-28         7.592       7.595       7.594       7.590       7.587       7.585       7.582
     99-28+        7.590       7.593       7.592       7.587       7.585       7.582       7.579
     99-29         7.587       7.591       7.589       7.585       7.582       7.579       7.576
     99-29+        7.585       7.589       7.587       7.583       7.580       7.576       7.573
     99-30         7.583       7.587       7.585       7.580       7.577       7.573       7.570
     99-30+        7.581       7.585       7.583       7.578       7.575       7.571       7.567
     99-31         7.579       7.583       7.581       7.576       7.572       7.568       7.564
     99-31+        7.576       7.581       7.579       7.573       7.569       7.565       7.560

    100-00         7.574       7.579       7.577       7.571       7.567       7.562       7.557
    100-00+        7.572       7.578       7.575       7.569       7.564       7.560       7.554
    100-01         7.570       7.576       7.573       7.566       7.562       7.557       7.551
    100-01+        7.568       7.574       7.571       7.564       7.559       7.554       7.548
    100-02         7.566       7.572       7.569       7.561       7.557       7.551       7.545
    100-02+        7.563       7.570       7.567       7.559       7.554       7.548       7.542
    100-03         7.561       7.568       7.565       7.557       7.552       7.546       7.539
    100-03+        7.559       7.566       7.563       7.554       7.549       7.543       7.536

    100-04         7.557       7.564       7.561       7.552       7.546       7.540       7.533
    100-04+        7.555       7.562       7.559       7.550       7.544       7.537       7.530
    100-05         7.552       7.560       7.557       7.547       7.541       7.535       7.527
    100-05+        7.550       7.558       7.555       7.545       7.539       7.532       7.524
    100-06         7.548       7.556       7.553       7.543       7.536       7.529       7.521
    100-06+        7.546       7.554       7.551       7.540       7.534       7.526       7.518
    100-07         7.544       7.553       7.549       7.538       7.531       7.523       7.515
    100-07+        7.542       7.551       7.547       7.536       7.529       7.521       7.512

First Payment      6.708       8.792       7.875       5.708       4.875       4.542       4.125
Average Life      10.970      13.411      12.211       9.836       8.781       7.822       6.997
Last Payment      14.292      16.875      15.458      13.292      12.375      11.458      10.708
Mod.Dur. @ 100-00  7.107       8.061       7.620       6.595       6.080       5.585       5.136





THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $7,125,000.00                                                                   DATED DATE: 03/01/97
          COUPON:  7.650%                                 ucfcmh71                             FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7

ORIGINAL BALANCE: $7,125,000.00                   BOND M PRICE-YIELD TABLE                  YIELD TABLE DATE: 03/31/97

                                          PREPAYMENT SPEED

                                           *** TO CALL ***
           PRICING SPEED
                  175.0%     125.00%     150.00%     200.00%     225.00%     250.00%     275.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         7.762       7.763       7.763       7.762       7.762       7.761       7.761
     99-24+        7.760       7.761       7.760       7.759       7.759       7.759       7.758
     99-25         7.757       7.759       7.758       7.757       7.757       7.756       7.756
     99-25+        7.755       7.757       7.756       7.755       7.754       7.753       7.753
     99-26         7.753       7.754       7.753       7.752       7.751       7.751       7.750
     99-26+        7.750       7.752       7.751       7.750       7.749       7.748       7.748
     99-27         7.748       7.750       7.749       7.747       7.746       7.746       7.745
     99-27+        7.745       7.748       7.746       7.745       7.744       7.743       7.742

     99-28         7.743       7.746       7.744       7.742       7.741       7.740       7.740
     99-28+        7.741       7.743       7.742       7.740       7.739       7.738       7.737
     99-29         7.738       7.741       7.739       7.737       7.736       7.735       7.734
     99-29+        7.736       7.739       7.737       7.735       7.734       7.733       7.732
     99-30         7.733       7.737       7.735       7.732       7.731       7.730       7.729
     99-30+        7.731       7.735       7.732       7.730       7.729       7.727       7.726
     99-31         7.729       7.732       7.730       7.727       7.726       7.725       7.723
     99-31+        7.726       7.730       7.728       7.725       7.724       7.722       7.721

    100-00         7.724       7.728       7.725       7.722       7.721       7.720       7.718
    100-00+        7.721       7.726       7.723       7.720       7.718       7.717       7.715
    100-01         7.719       7.724       7.721       7.717       7.716       7.714       7.713
    100-01+        7.717       7.722       7.718       7.715       7.713       7.712       7.710
    100-02         7.714       7.719       7.716       7.713       7.711       7.709       7.707
    100-02+        7.712       7.717       7.714       7.710       7.708       7.706       7.705
    100-03         7.709       7.715       7.711       7.708       7.706       7.704       7.702
    100-03+        7.707       7.713       7.709       7.705       7.703       7.701       7.699

    100-04         7.705       7.711       7.707       7.703       7.701       7.699       7.697
    100-04+        7.702       7.708       7.704       7.700       7.698       7.696       7.694
    100-05         7.700       7.706       7.702       7.698       7.696       7.693       7.691
    100-05+        7.697       7.704       7.700       7.695       7.693       7.691       7.689
    100-06         7.695       7.702       7.697       7.693       7.691       7.688       7.686
    100-06+        7.693       7.700       7.695       7.690       7.688       7.686       7.683
    100-07         7.690       7.697       7.693       7.688       7.685       7.683       7.681
    100-07+        7.688       7.695       7.690       7.685       7.683       7.680       7.678

First Payment      5.042       5.625       5.042       5.042       5.042       5.042       5.042
Average Life       9.782      11.310      10.299       9.330       8.924       8.538       8.206
Last Payment      14.292      16.875      15.458      13.292      12.375      11.458      10.708
Mod.Dur. @ 100-00  6.469       7.084       6.669       6.286       6.116       5.948       5.797





THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $6,187,000.00                                                                   DATED DATE: 03/01/97
          COUPON:  7.755%                                 ucfcmh71                             FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $6,187,000.00                  BOND B1 PRICE-YIELD TABLE                  YIELD TABLE DATE: 03/31/97

                                               PREPAYMENT SPEED
           PRICING SPEED
                  175.0%     125.00%     150.00%     200.00%     225.00%     250.00%     275.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         7.868       7.869       7.868       7.868       7.867       7.867       7.867
     99-24+        7.865       7.867       7.865       7.865       7.864       7.864       7.864
     99-25         7.862       7.864       7.863       7.862       7.861       7.861       7.861
     99-25+        7.859       7.861       7.860       7.859       7.858       7.858       7.858
     99-26         7.856       7.859       7.857       7.856       7.855       7.855       7.855
     99-26+        7.854       7.856       7.854       7.853       7.852       7.852       7.851
     99-27         7.851       7.854       7.851       7.850       7.849       7.849       7.848
     99-27+        7.848       7.851       7.849       7.847       7.846       7.846       7.845

     99-28         7.845       7.848       7.846       7.844       7.843       7.843       7.842
     99-28+        7.842       7.846       7.843       7.841       7.841       7.840       7.839
     99-29         7.839       7.843       7.840       7.838       7.838       7.837       7.836
     99-29+        7.836       7.841       7.838       7.835       7.835       7.834       7.833
     99-30         7.834       7.838       7.835       7.833       7.832       7.831       7.830
     99-30+        7.831       7.835       7.832       7.830       7.829       7.828       7.827
     99-31         7.828       7.833       7.829       7.827       7.826       7.825       7.824
     99-31+        7.825       7.830       7.826       7.824       7.823       7.822       7.821

    100-00         7.822       7.828       7.824       7.821       7.820       7.819       7.818
    100-00+        7.819       7.825       7.821       7.818       7.817       7.816       7.815
    100-01         7.816       7.823       7.818       7.815       7.814       7.813       7.811
    100-01+        7.814       7.820       7.815       7.812       7.811       7.810       7.808
    100-02         7.811       7.817       7.813       7.809       7.808       7.807       7.805
    100-02+        7.808       7.815       7.810       7.806       7.805       7.804       7.802
    100-03         7.805       7.812       7.807       7.803       7.802       7.800       7.799
    100-03+        7.802       7.810       7.804       7.800       7.799       7.797       7.796

    100-04         7.799       7.807       7.801       7.798       7.796       7.794       7.793
    100-04+        7.797       7.804       7.799       7.795       7.793       7.791       7.790
    100-05         7.794       7.802       7.796       7.792       7.790       7.788       7.787
    100-05+        7.791       7.799       7.793       7.789       7.787       7.785       7.784

    100-06         7.788       7.797       7.790       7.786       7.784       7.782       7.781
    100-06+        7.785       7.794       7.788       7.783       7.781       7.779       7.778
    100-07         7.782       7.792       7.785       7.780       7.778       7.776       7.775
    100-07+        7.779       7.789       7.782       7.777       7.775       7.773       7.772

First Payment      5.042       5.625       5.042       5.042       5.042       5.042       5.042
Average Life       7.534       8.648       7.809       7.302       7.104       6.934       6.785
Last Payment      10.708      12.375      11.292      10.208       9.792       9.458       9.125
Mod.Dur. @ 100-00  5.445       6.004       5.581       5.327       5.224       5.134       5.055






THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $16,950,000.00                                                                  DATED DATE: 03/01/97
          COUPON:  7.500%                                 ucfcmh71                             FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $16,950,000.00                 BOND A4 PRICE-YIELD TABLE                  YIELD TABLE DATE: 03/31/97

                                          PREPAYMENT SPEED

                                         *** TO MATURITY ***
           PRICING SPEED
                  175.0%     125.00%     150.00%     200.00%     225.00%     250.00%     275.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         7.610       7.611       7.610       7.609       7.608       7.607       7.606
     99-24+        7.607       7.609       7.608       7.607       7.606       7.605       7.603
     99-25         7.605       7.607       7.606       7.604       7.603       7.602       7.600
     99-25+        7.603       7.605       7.604       7.602       7.601       7.599       7.598
     99-26         7.601       7.603       7.602       7.600       7.598       7.596       7.595
     99-26+        7.599       7.601       7.600       7.597       7.596       7.594       7.592
     99-27         7.597       7.599       7.598       7.595       7.593       7.591       7.589
     99-27+        7.595       7.597       7.596       7.593       7.591       7.588       7.586

     99-28         7.593       7.595       7.594       7.591       7.588       7.586       7.583
     99-28+        7.590       7.594       7.592       7.588       7.586       7.583       7.580
     99-29         7.588       7.592       7.590       7.586       7.583       7.580       7.577
     99-29+        7.586       7.590       7.588       7.584       7.581       7.578       7.574
     99-30         7.584       7.588       7.586       7.581       7.578       7.575       7.571

     99-30+        7.582       7.586       7.584       7.579       7.576       7.572       7.568
     99-31         7.580       7.584       7.582       7.577       7.573       7.570       7.565
     99-31+        7.578       7.582       7.580       7.575       7.571       7.567       7.562

    100-00         7.576       7.580       7.578       7.572       7.568       7.564       7.559
    100-00+        7.573       7.578       7.576       7.570       7.566       7.561       7.557
    100-01         7.571       7.577       7.574       7.568       7.564       7.559       7.554
    100-01+        7.569       7.575       7.572       7.565       7.561       7.556       7.551
    100-02         7.567       7.573       7.570       7.563       7.559       7.553       7.548
    100-02+        7.565       7.571       7.568       7.561       7.556       7.551       7.545
    100-03         7.563       7.569       7.566       7.559       7.554       7.548       7.542
    100-03+        7.561       7.567       7.564       7.556       7.551       7.545       7.539

    100-04         7.559       7.565       7.562       7.554       7.549       7.543       7.536
    100-04+        7.556       7.563       7.560       7.552       7.546       7.540       7.533
    100-05         7.554       7.561       7.558       7.549       7.544       7.537       7.530
    100-05+        7.552       7.560       7.556       7.547       7.541       7.535       7.527
    100-06         7.550       7.558       7.554       7.545       7.539       7.532       7.524
    100-06+        7.548       7.556       7.552       7.543       7.536       7.529       7.521
    100-07         7.546       7.554       7.551       7.540       7.534       7.527       7.519
    100-07+        7.544       7.552       7.549       7.538       7.531       7.524       7.516

First Payment      6.708       8.792       7.875       5.708       4.875       4.542       4.125
Average Life      11.665      14.107      12.946      10.472       9.352       8.341       7.444
Last Payment      20.792      23.458      22.042      19.625      18.625      17.625      16.625
Mod.Dur. @ 100-00  7.309       8.228       7.815       6.794       6.272       5.772       5.307







THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $7,125,000.00                                                                   DATED DATE: 03/01/97
          COUPON:  7.650%                                 ucfcmh71                             FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $7,125,000.00                   BOND M PRICE-YIELD TABLE                  YIELD TABLE DATE: 03/31/97

                                PREPAYMENT SPEED

                                                   *** TO MATURITY ***

           PRICING SPEED
                  175.0%     125.00%     150.00%     200.00%     225.00%     250.00%     275.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         7.763       7.763       7.763       7.762       7.762       7.762       7.762
     99-24+        7.760       7.761       7.761       7.760       7.760       7.759       7.759
     99-25         7.758       7.759       7.758       7.757       7.757       7.757       7.756
     99-25+        7.755       7.757       7.756       7.755       7.755       7.754       7.754
     99-26         7.753       7.755       7.754       7.753       7.752       7.752       7.751
     99-26+        7.751       7.753       7.751       7.750       7.750       7.749       7.749
     99-27         7.748       7.750       7.749       7.748       7.747       7.747       7.746
     99-27+        7.746       7.748       7.747       7.745       7.745       7.744       7.744

     99-28         7.744       7.746       7.744       7.743       7.742       7.742       7.741
     99-28+        7.741       7.744       7.742       7.741       7.740       7.739       7.738
     99-29         7.739       7.742       7.740       7.738       7.737       7.737       7.736
     99-29+        7.737       7.740       7.738       7.736       7.735       7.734       7.733
     99-30         7.734       7.737       7.735       7.733       7.732       7.732       7.731
     99-30+        7.732       7.735       7.733       7.731       7.730       7.729       7.728
     99-31         7.730       7.733       7.731       7.729       7.727       7.726       7.726
     99-31+        7.727       7.731       7.728       7.726       7.725       7.724       7.723

    100-00         7.725       7.729       7.726       7.724       7.723       7.721       7.720
    100-00+        7.723       7.727       7.724       7.721       7.720       7.719       7.718
    100-01         7.720       7.724       7.722       7.719       7.718       7.716       7.715
    100-01+        7.718       7.722       7.719       7.717       7.715       7.714       7.713
    100-02         7.716       7.720       7.717       7.714       7.713       7.711       7.710
    100-02+        7.713       7.718       7.715       7.712       7.710       7.709       7.708
    100-03         7.711       7.716       7.712       7.709       7.708       7.706       7.705
    100-03+        7.709       7.714       7.710       7.707       7.705       7.704       7.702

    100-04         7.706       7.711       7.708       7.705       7.703       7.701       7.700
    100-04+        7.704       7.709       7.706       7.702       7.700       7.699       7.697
    100-05         7.702       7.707       7.703       7.700       7.698       7.696       7.695
    100-05+        7.699       7.705       7.701       7.697       7.696       7.694       7.692
    100-06         7.697       7.703       7.699       7.695       7.693       7.691       7.690
    100-06+        7.694       7.701       7.697       7.693       7.691       7.689       7.687
    100-07         7.692       7.699       7.694       7.690       7.688       7.686       7.685
    100-07+        7.690       7.696       7.692       7.688       7.686       7.684       7.682

First Payment      5.042       5.625       5.042       5.042       5.042       5.042       5.042
Average Life      10.316      11.773      10.794       9.894       9.516       9.178       8.875
Last Payment      20.792      23.458      22.042      19.625      18.625      17.625      16.625
Mod.Dur. @ 100-00  6.620       7.192       6.797       6.458       6.310       6.174       6.048





THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  UCFCMH71
     -  Cut Off Date of Tape is  3/1/97
     -  FIX
     -      $59,173,900.02
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,830

Aggregate Unpaid Principal Balance:                $59,173,900.02
Aggregate Original Principal Balance:              $59,287,291.27

Weighted Average Gross Coupon:                            11.063%
Gross Coupon Range:                             8.250% -  16.000%

Average Unpaid Principal Balance:                      $32,335.46
Average Original Principal Balance:                    $32,397.43

Maximum Unpaid Principal Balance:                     $113,459.84
Minimum Unpaid Principal Balance:                       $4,843.27

Maximum Original Principal Balance:                   $113,600.00
Minimum Original Principal Balance:                     $5,000.00

Weighted Avg. Stated Rem. Term
  (PTD to Mat Date):                                      245.325
Stated Rem Term Range:                          33.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        245.322
Amortized Rem Term Range:                       33.491 -  360.050

Weighted Average Age (First Pay
  thru Paid Thru Date):                                     1.010
Age Range:                                       0.000 -   87.000

Weighted Average Original Term:                           246.335
Original Term Range:                            36.000 -  360.000

Weighted Average Original LTV:                             82.893
Original LTV Range:                            18.543% - 100.002%

Weighted Average Current LTV:                              82.764
Current LTV Range:                             15.438% - 100.002%

Weighted Average Debt to Income:                           34.889
Debt to Income Range:                           3.000% - 109.000%


--------------------------------------------------------------------------------









THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AL                         5                 123,664.66         0.21
AR                        12                 388,404.83         0.66
AZ                         6                 303,923.78         0.51
CA                        15                 433,518.38         0.73
CO                        17                 562,209.12         0.95
CT                         1                  16,500.00         0.03
DE                         3                 101,945.92         0.17
FL                       192               6,325,028.89        10.69
GA                       169               5,553,141.58         9.38
IA                         4                 135,939.92         0.23
ID                         2                 107,900.00         0.18
IL                         5                 188,961.96         0.32
IN                        18                 440,977.62         0.75
KS                         1                  58,900.00         0.10
KY                        14                 547,441.60         0.93
LA                       116               3,157,262.62         5.34
MD                         2                  69,187.19         0.12
ME                         1                  45,366.07         0.08
MI                        36               1,148,756.70         1.94
MN                        28                 777,152.09         1.31
MO                         3                 126,100.00         0.21
MS                        21                 594,333.49         1.00
NC                       349              11,154,564.87        18.85
NH                         2                  90,746.33         0.15
NM                        31               1,061,033.56         1.79

NY                         8                 377,543.36         0.64
OH                        11                 399,625.03         0.68
OK                        10                 308,978.61         0.52
OR                         7                 383,103.85         0.65
PA                        29                 838,601.67         1.42
SC                       323              10,350,228.20        17.49
TN                        42               1,422,685.42         2.40
TX                       313              10,429,004.00        17.62
UT                         1                  51,979.11         0.09
VA                        14                 390,911.14         0.66
WA                         3                 189,703.63         0.32
WI                         3                  80,575.67         0.14
WV                        13                 437,999.15         0.74
--------------------------------------------------------------------------
Total...............    1830            $ 59,173,900.02       100.00%
==========================================================================



                          CURRENT MORTGAGE LOAN AMOUNTS
                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

          Balance <= 5,000             8            39,500.36       0.07
  5,000 < Balance <= 10,000           68           512,716.16       0.87
 10,000 < Balance <= 15,000          150         1,865,145.02       3.15
 15,000 < Balance <= 20,000          160         2,820,351.31       4.77
 20,000 < Balance <= 25,000          246         5,533,232.28       9.35
 25,000 < Balance <= 30,000          304         8,320,208.09      14.06
 30,000 < Balance <= 35,000          199         6,480,993.69      10.95
 35,000 < Balance <= 40,000          201         7,524,745.62      12.72
 40,000 < Balance <= 45,000          129         5,479,910.54       9.26
 45,000 < Balance <= 50,000          122         5,797,369.49       9.80
 50,000 < Balance <= 55,000           83         4,353,394.16       7.36
 55,000 < Balance <= 60,000           62         3,558,860.82       6.01
 60,000 < Balance <= 65,000           38         2,388,623.28       4.04
 65,000 < Balance <= 70,000           24         1,614,677.66       2.73
 70,000 < Balance <= 75,000           16         1,161,566.59       1.96
 75,000 < Balance <= 80,000            7           539,425.40       0.91
 80,000 < Balance <= 85,000            8           665,444.75       1.12
 90,000 < Balance <= 95,000            1            91,219.50       0.15
100,000 < Balance <= 150,000           4           426,515.30       0.72
--------------------------------------------------------------------------
Total....................          1830       $ 59,173,900.02     100.00%
==========================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 8.00% < Gross Coupon <=  8.25%         22        1,213,475.12       2.05
 8.25% < Gross Coupon <=  8.50%         28        1,426,529.02       2.41
 8.50% < Gross Coupon <=  8.75%          8          390,742.21       0.66
 8.75% < Gross Coupon <=  9.00%         24        1,277,215.36       2.16
 9.00% < Gross Coupon <=  9.25%         23        1,346,736.36       2.28
 9.25% < Gross Coupon <=  9.50%         18          849,951.38       1.44
 9.50% < Gross Coupon <=  9.75%         18          675,720.68       1.14
 9.75% < Gross Coupon <= 10.00%         73        2,974,997.16       5.03
10.00% < Gross Coupon <= 10.25%         93        3,946,763.76       6.67
10.25% < Gross Coupon <= 10.50%        261       10,011,921.16      16.92
10.50% < Gross Coupon <= 10.75%        180        5,260,058.89       8.89
10.75% < Gross Coupon <= 11.00%        258        7,680,918.03      12.98
11.00% < Gross Coupon <= 11.25%         94        2,633,670.79       4.45
11.25% < Gross Coupon <= 11.50%         61        1,929,444.61       3.26
11.50% < Gross Coupon <= 11.75%         93        2,312,170.94       3.91
11.75% < Gross Coupon <= 12.00%         99        2,593,310.07       4.38
12.00% < Gross Coupon <= 12.25%        115        2,445,290.57       4.13
12.25% < Gross Coupon <= 12.50%         71        2,728,424.04       4.61
12.50% < Gross Coupon <= 12.75%         92        2,033,065.55       3.44
12.75% < Gross Coupon <= 13.00%         18          412,432.52       0.70
13.00% < Gross Coupon <= 13.25%         62        2,171,767.23       3.67
13.25% < Gross Coupon <= 13.50%         15          594,049.27       1.00
13.50% < Gross Coupon <= 13.75%         12          320,676.03       0.54
13.75% < Gross Coupon <= 14.00%         10          224,184.32       0.38
14.00% < Gross Coupon <= 14.25%          3           56,333.42       0.10
14.25% < Gross Coupon <= 14.50%         18          441,472.24       0.75
14.50% < Gross Coupon <= 14.75%         30          541,627.45       0.92
14.75% < Gross Coupon <= 15.00%          2           30,700.00       0.05
15.00% < Gross Coupon <= 15.25%         28          643,845.06       1.09
15.75% < Gross Coupon <= 16.00%          1            6,406.78       0.01
----------------------------------------------------------------------------
Total..........                       1830     $ 59,173,900.02     100.00%
============================================================================



                       REMAINING MONTHS TO STATED MATURITY


                                  Percentage of

                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

 24 < Rem Term <=  36          1           8,304.19           0.01%
 36 < Rem Term <=  48          2          27,906.78           0.05%
 48 < Rem Term <=  60         58         472,272.48           0.80%
 60 < Rem Term <=  72          6          52,833.63           0.09%
 72 < Rem Term <=  84         49         595,751.06           1.01%
 84 < Rem Term <=  96          5          65,566.39           0.11%
 96 < Rem Term <= 108          1          17,931.71           0.03%
108 < Rem Term <= 120        173       3,347,131.97           5.66%
120 < Rem Term <= 132          1          24,660.92           0.04%
132 < Rem Term <= 144        155       3,979,283.57           6.72%
144 < Rem Term <= 156          1          35,000.00           0.06%
156 < Rem Term <= 168          2          82,150.91           0.14%
168 < Rem Term <= 180        397      11,793,461.82          19.93%
180 < Rem Term <= 192          1          15,607.93           0.03%
216 < Rem Term <= 228          4         184,253.60           0.31%
228 < Rem Term <= 240        463      15,956,491.43          26.97%
276 < Rem Term <= 288          1          53,491.11           0.09%
288 < Rem Term <= 300        268      10,366,103.20          17.52%
336 < Rem Term <= 348          3         174,925.31           0.30%
348 < Rem Term <= 360        239      11,920,772.01          20.15%
-------------------------------------------------------------------
Total............          1,830      59,173,900.02         100.00%
===================================================================




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                  ORIGINAL TERM
                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                  Number of       Unpaid          Aggregate
                                  Mortgage       Principal        Principal
      Original Term                 Loans         Balance          Balance

 24 < Orig. Term <=  36                 1             8,304.19       0.01%
 36 < Orig. Term <=  48                 1            21,500.00       0.04%
 48 < Orig. Term <=  60                58           472,272.48       0.80%
 60 < Orig. Term <=  72                 6            52,833.63       0.09%
 72 < Orig. Term <=  84                49           595,751.06       1.01%
 84 < Orig. Term <=  96                 3            37,069.90       0.06%

108 < Orig. Term <= 120               173         3,308,172.68       5.59%
132 < Orig. Term <= 144               157         4,040,496.18       6.83%
144 < Orig. Term <= 156                 1            35,000.00       0.06%
168 < Orig. Term <= 180               402        11,930,855.31      20.16%
228 < Orig. Term <= 240               468        16,156,352.96      27.30%
288 < Orig. Term <= 300               269        10,419,594.31      17.61%
348 < Orig. Term <= 360               242        12,095,697.32      20.44%
--------------------------------------------------------------------------
Total............                   1,830        59,173,900.02     100.00%
==========================================================================

                                  AGE IN MONTHS
  -------------------------------------------------------------------------


                                               Aggregate        Percent of
                                                Unpaid          Aggregate
                      Number of Percent of     Principal        Principal
         Age            Loans   Loan Count      Balance          Balance

  0 < Age <=   6        1,794      98.03     57,868,782.27         97.79
  6 < Age <=  12           20       1.09        731,751.55          1.24
 12 < Age <=  18            6        .33        275,398.95           .47
 18 < Age <=  24            3        .16        159,497.35           .27
 24 < Age <=  30            1        .05         45,366.07           .08
 48 < Age <=  54            2        .11         31,454.47           .05
 54 < Age <=  60            1        .05         24,660.92           .04
 72 < Age <=  78            1        .05         17,931.71           .03
 78 < Age <=  84            1        .05          6,406.78           .01
 84 < Age <=  90            1        .05         12,649.95           .02
--------------------------------------------------------------------------
Total.............      1,830     100.00%    59,173,900.02        100.00%
==========================================================================


                          ORIGINAL LOAN-TO-VALUE RATIOS


                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

15.000 < LTV <= 20.000             1             5,000.00       0.01
20.000 < LTV <= 25.000             4            33,293.13       0.06
25.000 < LTV <= 30.000            14           145,217.73       0.25
30.000 < LTV <= 35.000            10           121,815.63       0.21
35.000 < LTV <= 40.000            13           149,962.08       0.25
40.000 < LTV <= 45.000            19           329,055.58       0.56
45.000 < LTV <= 50.000            30           469,829.03       0.79
50.000 < LTV <= 55.000            33           648,918.77       1.10
55.000 < LTV <= 60.000            49         1,056,640.57       1.79
60.000 < LTV <= 65.000            72         1,860,986.65       3.14

65.000 < LTV <= 70.000           115         3,150,586.07       5.32
70.000 < LTV <= 75.000           212         6,651,945.43      11.24
75.000 < LTV <= 80.000           267         9,903,474.17      16.74
80.000 < LTV <= 85.000           169         5,719,881.37       9.67
85.000 < LTV <= 90.000           262         9,480,551.14      16.02
90.000 < LTV <= 95.000           257         8,864,155.36      14.98
95.000 < LTV <=100.003           303        10,582,587.31      17.88
--------------------------------------------------------------------------
Total....................       1830      $ 59,173,900.02     100.00%
==========================================================================



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           LOAN SUMMARY STRATIFIED BY
                                     CREDIT


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
     Credit                    Loans         Balance          Balance

A+                               361        13,769,940.32      23.27
A                                846        27,065,275.86      45.74
B                                460        14,181,864.82      23.97
C                                157         3,935,110.03       6.65
C-                                 6           221,708.99       0.37
--------------------------------------------------------------------------
Total..................         1830      $ 59,173,900.02     100.00%
==========================================================================


                              MORTGAGED PROPERTIES

                                                          Percentage of
                                           Aggregate      Cut-Off Date
                  Number of    % Pool       Unpaid          Aggregate
                  Mortgage      by #       Principal        Principal
                    Loans      Loans        Balance          Balance

UCFC Chattel         1176      64.26%      33,613,028.61      56.80
Man.House/Perm        654      35.74%      25,560,871.41      43.20

------------------------------------------------------------------------
Total.......        1830      100.00%    $ 59,173,900.02     100.00%
========================================================================


                                    LOCATION

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

 1 Owned, Free/Clear     534              16,455,229.40        27.81
 2 Owned, Land Contract   92               3,392,505.38         5.73
 3 Onwed, Mort. Deed     640              24,838,427.20        41.98
 4 Park                  349               8,493,172.23        14.35
 5 Park, FHA/VA Approved  13                 345,517.59         0.58
 6 Lease Land            202               5,649,048.22         9.55
--------------------------------------------------------------------------
Total...............    1830            $ 59,173,900.02       100.00%
==========================================================================


                          LOAN SUMMARY STRATIFIED BY

                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                    No. of        Unpaid            Aggregate
LIENS                               Mort.        Principal          Principal
STAT                                Loans         Balance            Balance

      Owner Occupied, 1st Mtg         1827     59,094,512.63          99.87
      Non-Owner Occupied, 1st Mtg        3         79,387.39           0.13
-----------------------------------------------------------------------------
Total..................               1830   $ 59,173,900.02         100.00%
=============================================================================




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                      UNITS

                                                           Percentage of
                                          Aggregate        Cut-Off Date

                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

     1                   995              24,452,666.70        41.32
     2                   829              34,312,792.89        57.99
     3                     6                 408,440.43         0.69
--------------------------------------------------------------------------
Total...............    1830            $ 59,173,900.02       100.00%
==========================================================================


                                 DEBT TO INCOME

                                                      Percentage of
                                       Aggregate      Cut-Off Date
                         Number of       Unpaid          Aggregate
                         Mortgage       Principal        Principal
            Ratio         Loans         Balance          Balance

  0.000 <DTI<=   5.000        4           123,629.44       0.21
  5.000 <DTI<=  10.000       36           850,606.46       1.44
 10.000 <DTI<=  15.000      108         2,793,568.45       4.72
 15.000 <DTI<=  20.000      175         5,017,838.27       8.48
 20.000 <DTI<=  25.000      212         6,355,182.89      10.74
 25.000 <DTI<=  30.000      260         7,835,675.30      13.24
 30.000 <DTI<=  35.000      290         9,183,074.97      15.52
 35.000 <DTI<=  40.000      258         9,317,198.83      15.75
 40.000 <DTI<=  45.000      209         7,039,341.63      11.90
 45.000 <DTI<=  50.000      139         5,350,203.04       9.04
 50.000 <DTI<=  55.000       47         1,671,925.23       2.83
 55.000 <DTI<=  60.000       24           932,907.41       1.58
 60.000 <DTI<=  65.000        8           348,955.55       0.59
 65.000 <DTI<=  70.000        6           213,319.34       0.36
 70.000 <DTI<=  75.000        3           130,552.92       0.22
 75.000 <DTI<=  80.000       47         1,863,752.22       3.15
 80.000 <DTI<=  85.000        1            34,331.91       0.06
 90.000 <DTI<=  95.000        2            87,971.16       0.15
105.000 <DTI<=  110.000       1            23,865.00       0.04
---------------------------------------------------------------------
Total................      1830      $ 59,173,900.02     100.00%
=====================================================================









THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.